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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2001


                      MidAmerican Energy Holdings Company.
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)
          0-25551                                        94-2213782
      (Commission File Number)            (I.R.S. Employer Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (515) 242-4300





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ITEM 5. OTHER EVENTS.
        ------------

        The Registrant entered into a Credit Agreement, dated as of June 25, 2001, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent.

        The Registrant entered into a Credit Agreement, dated as of June 26, 2000, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        --------------------------------

        (C) EXHIBITS

        99.1 Credit Agreement, dated as of June 25, 2001, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent.

        99.2 Credit Agreement, dated as of June 26, 2000, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent.



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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 24, 2001

                                          MIDAMERICAN ENERGY HOLDINGS COMPANY



                                          By: /s/ Paul J. Leighton
                                              ---------------------------------
                                              Name: Paul J. Leighton
                                              Title: Vice President, Assistant
                                                     General Counsel and
                                                     Assistant Secretary




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                                  EXHIBIT INDEX



EXHIBIT NO.                                DESCRIPTION
-----------                                -----------

99.1 Credit Agreement, dated as of June 25, 2001, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent

99.2 Credit Agreement, dated as of June 26, 2000, by and among Registrant, as Borrower, and the banks and other financial institutions listed on a schedule thereto, Credit Suisse First Boston, as Administrative Agent, Commerzbank AG, New York, as Syndication Agent and Bank One, NA, as Documentation Agent





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